Summary Prospectus May 1, 2021 Class I and P Shares ESG Diversified Portfolio
This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, as may be supplemented or amended from time to time, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.pacificlife.com/PacificSelectFund.html. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
Annuity Financial Advisors:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time, Monday through Friday)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time, Monday through Friday)
The Fund’s statutory prospectus and statement of additional information, both dated May 1, 2021, as may be supplemented or amended from time to time, are incorporated by reference into this summary prospectus.

Investment Goal

This Fund seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table below does not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.20%	0.20%
Service Fee	0.20%	0.00%
Other Expenses[1]	0.96%	0.96%
Acquired Fund Fees and Expenses[2]	0.33%	0.33%
Total Annual Fund Operating Expenses	1.69%	1.49%
Less Expense Reimbursement[3]	(0.86%)	(0.86%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.83%	0.63%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]

Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year and are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[3]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% through April 30, 2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitations), which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

This Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years
Class I	$85	$449
Class P	$64	$386

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds, does not pay transaction costs, such as commissions, when it buys and sells shares of those underlying funds (or “turns over” its holdings). This Fund is new and does not yet have a turnover rate. An underlying fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a larger number of securities being bought or sold, may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s and underlying funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that, under normal circumstances, invests substantially all of its assets in a variety of eligible mutual funds that have an ESG focus which, in turn, invest in U.S. and foreign equity and debt instruments. The current underlying funds are offered by:

• Calvert Research and Management;

• Fidelity Management & Research Company (sub-advised by Geode Capital Management, LLC); and

• Pacific Life Fund Advisors LLC (sub-advised by Pacific Asset Management LLC) (together, the “ESG Underlying Funds”).

Each ESG Underlying Fund factors ESG criteria into its investment process. The Fund invests in both affiliated and unaffiliated funds. Certain ESG Underlying Funds are managed by Calvert Research and Management (the “Calvert Funds”). In selecting investments for the Calvert Funds, Calvert Research and Management is guided by The Calvert Principles for Responsible Investment which provide a framework for considering environmental, social and governance factors. The ESG Underlying Funds managed by Fidelity Management & Research Company and Geode Capital Management, LLC are index funds that seek to provide investment results that correspond to the total return of their respective indexes that represent companies with high ESG performance relative to their sector peers, as rated by independent third parties. The ESG Underlying Fund managed by PLFA and Pacific Asset Management (the “PF Fund”) bases its ESG investment process on the sub-adviser’s ESG exclusions and analysis of ESG metrics provided by independent third-party ESG service providers. Calvert Research and Management, Fidelity Management & Research Company and Geode Capital Management, LLC are not affiliated with the Trust, the Fund or the Fund’s investment adviser. Pacific Life Fund Advisors LLC (“PLFA”) and Pacific Asset Management LLC are affiliated with the Trust, the Fund, and the Fund’s investment adviser. The Fund may invest in any or all of the ESG Underlying Funds, but will not necessarily be invested in every ESG Underlying Fund at any particular time.

Under normal market conditions, the Fund’s exposure to the two broad asset classes of debt and equity are expected to be within the following ranges:

Broad Asset Class Allocations
Debt	Equity
35-45%	55-65%

PLFA, the investment adviser to the Fund, manages and oversees the Fund through a two-step process that includes:

(1) Asset Allocation/Portfolio Construction —PLFA manages the Fund using an approximate 10-year investment horizon. An asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset classes. The broad equity asset class includes asset class categories such as domestic, developed and emerging market international equities. The broad debt asset class includes asset class categories such as investment grade bonds and international debt of developed markets of varying durations. The categories within both broad equity and debt asset classes represented by the ESG Underlying Funds seek better performance relative to their respective category peers.

PLFA then determines the amount of the Fund’s assets to invest in each ESG Underlying Fund in order to obtain the asset class exposures designated by the Model for the Fund. PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the narrower asset class allocations, and/or the allocations to the ESG Underlying Funds, at any time as it deems necessary based on PLFA’s views of market conditions, its outlook for various asset classes or other factors (“dynamic positioning”).

For example, PLFA may engage in dynamic positioning for the Fund by adjusting the Model to reflect a shorter-term view of the markets or a particular asset class, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its ESG Underlying Fund allocations to reflect the updated asset class allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

(2) ESG Underlying Fund Oversight — PLFA monitors and evaluates the ESG Underlying Funds on an ongoing basis, including an analysis of the investment risks of the ESG Underlying Funds and their impact on the Fund’s risk/return objectives, to seek to ensure that each current ESG Underlying Fund continues to be appropriate for the Fund’s allocations. PLFA considers periodic adjustments to the Fund’s allocations as a result of this analysis. PLFA will also monitor the available ESG Underlying Funds for potential reallocation of Fund assets and/or substitution of ESG Underlying Funds should PLFA consider other eligible funds to be more appropriate for the Fund’s investment.

Investments of the ESG Underlying Funds that invest primarily in equity instruments include: large-, mid- and small-capitalization companies; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated), including emerging markets stocks.

Investments of the ESG Underlying Funds that invest primarily in debt instruments include: “green” bonds (securities of companies that develop or provide products or services that seek to provide environmental solutions); investment grade debt securities, including U.S. Government securities and corporate bonds; non-investment grade or “high yield/high risk” debt securities; foreign debt securities of developed markets (which may be U.S. dollar or foreign currency denominated); and debt instruments of varying duration (short, intermediate and long-term).

The Fund, through the ESG Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.

Certain ESG Underlying Funds may lend their portfolio securities to generate additional income.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

PLFA also monitors and evaluates various ESG aspects of the ESG Underlying Funds. To be utilized as an underlying investment in the Fund, an ESG Underlying Fund must adhere to each of the following criteria: 1) As disclosed in the ESG Underlying Fund’s prospectus, the ESG Underlying Fund’s principal investment strategies must include a reference to gaining exposure to companies with strong ESG metrics. The ESG metrics may be determined by an independent third-party service provider or by the manager utilizing an internal framework for considering ESG factors. 2) ESG Underlying Fund managers must adhere to a process that incorporates an assessment of ESG factors when selecting investments. PLFA confirms this through their due diligence. ESG Underlying Funds may include both actively managed funds and passively managed (index) funds. If an ESG Underlying Fund is passively managed, and therefore its process is designed to replicate the returns of a benchmark, then the fund’s benchmark must include an ESG investment component. 3) An ESG Underlying Fund must meet a minimum ESG rating set by PLFA from one or more established third party ESG ratings providers.

PLFA will make its investment decisions on whether to adjust an allocation to an ESG Underlying Fund based upon whether such fund continues to meet the criteria described herein. For example, if an ESG Underlying Fund falls below the minimum ESG rating set by PLFA from one or more established third party ESG ratings providers, PLFA could seek to replace the ESG Underlying Fund.

The Fund may invest a significant portion of its assets in any single ESG Underlying Fund, subject to applicable regulatory limits. PLFA has sole discretion in selecting the ESG Underlying Funds for investment and may adjust the Fund’s allocations to the ESG Underlying Funds and add or remove ESG Underlying Funds as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its ESG Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the ESG Underlying Funds in which it invests, which may change based on the Fund’s allocations to the ESG Underlying Funds. The principal risks to the Funds from these ESG Underlying Fund investments are described below.

• Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and ESG Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds. The Fund’s performance is closely related to the risks associated with the investments held by the ESG Underlying Funds in which the Fund invests, and thus the ability of the Fund to achieve its investment goal will depend upon the ability of the ESG Underlying Funds to achieve their investment objectives. Fund shareholders also bear indirectly their proportionate share of the expenses of the ESG Underlying Funds in which the Fund invests. Another risk of asset allocation is that the Fund’s actual allocation to an ESG Underlying Fund may deviate from the intended allocation because an ESG Underlying Fund’s investments can change due to market movements, the ESG Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. As a fund of funds, the Fund is exposed proportionally to the same risks as the ESG Underlying Funds in which it invests.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA’s management of the Fund and the Fund’s risk/return profile may be influenced by the insurance companies that use the Fund as an investment option for their variable life and annuity contracts. These insurance companies may include affiliates of PLFA. For instance, PLFA’s management of the Fund may be influenced by the insurance companies’ financial interest in reducing the volatility of the overall value of variable life and annuity contracts in light of the insurance companies’ obligations on various guarantees under those contracts, which may potentially conflict with the interests of contract owners who are invested in the Fund by limiting the Fund’s returns. The ESG Underlying Funds are comprised of funds affiliated and unaffiliated with PLFA which present potential conflicts of interest when PLFA is making allocation decisions for the Fund. Allocating to an affiliated fund may provide benefits to PLFA that are not present with an unaffiliated fund such as PLFA earning its management fee and a PLFA affiliate earning its sub-advisory fee for serving as adviser and sub-adviser, respectively, of an ESG Underlying Fund. PLFA seeks to identify and address any potential conflicts in a manner that is fair for the Fund and its shareholders. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders.

Principal Risks from Holdings in ESG Underlying Funds

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

• ESG Criteria Risk: Consideration of ESG criteria in its investment process could cause an ESG Underlying Fund to forgo investment opportunities available to funds not using these criteria and underperform such funds. Further, there can be no assurance that the ESG criteria utilized by an ESG Underlying Fund or any judgment exercised for an ESG Underlying Fund will reflect the beliefs or values of any particular investor. An independent third party service provider’s assessment of the financial materiality of ESG factors could be inaccurate, which may have an adverse impact on the ESG Underlying Fund’s performance or cause the ESG Underlying Fund to hold a security that might be ranked low from an environmental, social or governance perspective based on a methodology or perspective different from another provider.

• ESG Underlying Fund Risk: Because the PF Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the PF Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the PF Fund and its remaining shareholders, both of which could negatively impact performance.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

• Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Active Management Risk: The sub-adviser’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact an ESG Underlying Fund’s performance.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce an ESG Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, an ESG Underlying Fund’s yield (and total return) also may be low and an ESG Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

• Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an ESG Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Geographic Focus Risk: If an ESG Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the ESG Underlying Fund’s performance. As a result, the ESG Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities may be more volatile than investment grade securities.

• Leverage Risk: An ESG Underlying Fund may lend its securities. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an ESG Underlying Fund’s principal amount invested. Leverage can magnify an ESG Underlying Fund’s gains and losses and therefore increase its volatility.

• Limited or No ESG Metrics Risk: Certain investments in which the ESG Underlying Fund seeks to invest may have limited or unavailable ESG metrics. The ESG Underlying Fund therefore will rely solely upon the ESG exclusions when seeking to satisfy the ESG Criteria for these investments. This could result in fewer ESG criteria being applied for opportunities for the ESG Underlying Fund compared to potential investments where ESG metrics are available or less limited. Further, there may be limited or no availability of ESG metrics in certain asset classes such as mortgage-related securities and asset-backed securities, as well as limited availability of investments with strong ESG assessments in certain asset classes, such as low income focused mortgage-related securities.

• Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An ESG Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

• Securities Lending Risk: If securities for an ESG Underlying Fund are loaned to brokers, dealers or financial institutions, there is a risk that the loaned securities will not be returned or that their return will be delayed, as well as a risk of a loss of rights in the collateral should the borrower or lending agent become insolvent or not meet its contractual obligations. Further, investing the proceeds from the securities loaned subjects the ESG Underlying Fund to leverage risk.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

• LIBOR Transition Risk: Certain investments in which an ESG Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of an ESG Underlying Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for an ESG Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

• Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

• Tracking Error Risk: Performance of the ESG Underlying Fund may vary from the performance of its benchmark index due to imperfect correlation between the ESG Underlying Fund’s investments and the index.

Performance

The Fund has not commenced operations and does not have a full calendar year of performance. Thus, a performance bar chart and table are not included for the Fund. A performance bar chart and table will be included for the Fund once the Fund has a full calendar year of performance, which will provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, a composite benchmark will be presented that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2021 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2021 (Fund Inception)
Max Gokhman, CFA, Assistant Vice President and Portfolio Manager	Since 2021 (Fund Inception)
Samuel S. Park, Director and Portfolio Manager	Since 2021 (Fund Inception)
Edward Sheng, PhD, CFA, Director and Portfolio Manager	Since 2021 (Fund Inception)

Purchase and Sale of Fund Shares

The Fund is offered at net asset value (“NAV”) and is available as an underlying investment option for variable life insurance policies and variable annuity contracts (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund – you choose investment options through your variable product. The life insurance companies then invest in the Fund if you choose it as an investment option and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the Fund that apply to your variable product should be described in the prospectus for the variable product.

Tax Information

Because the only shareholders of the Fund are the insurance companies offering the variable products and as applicable certain funds of funds of the Trust, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, LLC (“PSD”), the distributor for the Fund and for the variable products, may pay broker-dealers or other financial intermediaries (such as insurance companies) for the sale of the variable products and related services, including shareholder servicing. The Fund’s service fee or distribution/service fee, as applicable, which is paid to PSD, can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable product, a share class and/or the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Class P shares do not pay a service or distribution/service fee to PSD.